Exhibit 99.1

                     Form of Section 906 Certification

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                    PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Quarterly Report of PayStar Corporation (the "Company") on Form 10-QSB/A for the period ended June 30, 2002 (the "Report"), I, William D. Yotty, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William D. Yotty
William D. Yotty
Chief Executive Officer

Date:  September 16, 2002